Exhibit 99.2

39th Annual J.P. Morgan Healthcare Conference John F. Crowley, Chairman and Chief Executive Officer January 12, 2021

Forward-Looking Statements This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 relating to preclinical and clinical development of our product candidates, the timing and reporting of results from preclinical studies and clinical trials, the prospects and timing of the potential regulatory approval of our product candidates, commercialization plans, manufacturing and supply plans, financing plans, and the projected revenues and cash position for the Company. The inclusion of forward-looking statements should not be regarded as a representation by us that any of our plans will be achieved. Any or all of the forward-looking statements in this press release may turn out to be wrong and can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. For example, with respect to statements regarding the goals, progress, timing, and outcomes of discussions with regulatory authorities, and in particular the potential goals, progress, timing, and results of preclinical studies and clinical trials, including as they are impacted by COVID-19 related disruption, are based on current information. The potential impact on operations from the COVID-19 pandemic is inherently unknown and cannot be predicted with confidence and may cause actual results and performance to differ materially from the statements in this release, including without limitation, because of the impact on general political and economic conditions, including as a result of efforts by governmental authorities to mitigate COVID-19, such as travel bans, shelter in place orders and third-party business closures and resource allocations, manufacturing and supply chain disruptions and limitations on patient access to commercial or clinical product. In addition to the impact of the COVID-19 pandemic, actual results may differ materially from those set forth in this release due to the risks and uncertainties inherent in our business, including, without limitation: the potential that results of clinical or preclinical studies indicate that the product candidates are unsafe or ineffective; the potential that it may be difficult to enroll patients in our clinical trials; the potential that regulatory authorities, including the FDA, EMA, and PMDA, may not grant or may delay approval for our product candidates; the potential that we may not be successful in commercializing Galafold in Europe, Japan, the US and other geographies or our other product candidates if and when approved; the potential that preclinical and clinical studies could be delayed because we identify serious side effects or other safety issues; the potential that we may not be able to manufacture or supply sufficient clinical or commercial products; and the potential that we will need additional funding to complete all of our studies and manufacturing. Further, the results of earlier preclinical studies and/or clinical trials may not be predictive of future results. Statements regarding corporate financial guidance and financial goals and the attainment of such goals. With respect to statements regarding projections of the Company's revenue and cash position, actual results may differ based on market factors and the Company's ability to execute its operational and budget plans. In addition, all forward-looking statements are subject to other risks detailed in our Annual Report on Form 10-K for the year ended December 31, 2019 and the Quarterly Report filed on Form 10-Q for the quarter ended September 30, 2020. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, and we undertake no obligation to revise or update this news release to reflect events or circumstances after the date hereof. Non-GAAP Financial Measures In addition to financial information prepared in accordance with U.S. GAAP, this presentation also contains adjusted financial measures that we believe provide investors and management with supplemental information relating to operating performance and trends that facilitate comparisons between periods and with respect to projected information. These adjusted financial measures are non-GAAP measures and should be considered in addition to, but not as a substitute for, the information prepared in accordance with U.S. GAAP. We typically exclude certain GAAP items that management does not believe affect our basic operations and that do not meet the GAAP definition of unusual or non-recurring items. Other companies may define these measures in different ways. When we provide our expectation for non-GAAP operating expenses on a forward-looking basis, a reconciliation of the differences between the non-GAAP expectation and the corresponding GAAP measure generally is not available without unreasonable effort due to potentially high variability, complexity and low visibility as to the items that would be excluded from the GAAP measure in the relevant future period, such as unusual gains or losses. The variability of the excluded items may have a significant, and potentially unpredictable, impact on our future GAAP results.

A leading fully integrated, global rare disease biotechnology company Gene Therapy PLATFORM Protein Engineering & Glycobiology World Class BIOLOGICS Capabilities EMPLYEES in 27untries AT-GAA Phase 3 in Pompe Disease GLOBAL Robust R&D Engine Nearly 50+ Lysosomal Disorders and More Cash Sufficient to Achieve Self-Sustainability Two Clinical-Stage Gene Therapies COMMERCIAL ORGANIZATION Prevalent Rare Diseases

Introduction4 Making A Difference – People and Culture A commitment to Diversity, Equity and Inclusion *Diversity includes maintaining/increasing gender diversity and increasing representation of all underrepresented races, veterans, disabled, and LGBTQ employees

Introduction5 2021: Our Passion for Making a Difference Unites Us Per Ardua Ad Astra

Introduction6 Positioned for Significant Value Growth Strong Revenue Drivers •Exceptional Galafold launch continues with $1B+ opportunity •Anticipate further growth driven by potential AT-GAA launch (2022) - a $1B-$2B+ opportunity Diverse Gene Therapy Portfolio •Broad clinical and preclinical pipeline •Established clinical proof of concept in CLN6 Batten disease •Gene therapy platform with rights to 50+ lysosomal disorders and 12 additional rare diseases; together a $1B+ opportunity Financial Strength •Cash position sufficient to achieve self-sustainability without the need for future dilutive financing •Non-GAAP Operating Expense to remain flat YoY driven by strong financial discipline

Introduction 7

A RARE PORTFOLIO


DISCOVERY
PRECLINICAL
PHASE 1/2
PHASE 3
REGULATORY
COMMERCIAL
Fabry Franchise
Galafold® (migalastat) Monotherapy ODD
Fabry Gene Therapy
PENN
Pompe Franchise
AT-GAA (Novel ERT + Chaperone) ODD BTD
Pompe Gene Therapy
PENN
Batten Franchise – Gene Therapies
CLN6 Batten Disease ODD RPD PRIME
NCH
CLN3 Batten Disease ODD RPD
NCH
CLN1 Batten Disease
NCH/PENN
Next Generation Research Programs and CNS Gene Therapies
CDKL5 Deficiency Disorder GTx / ERT
PENN
Angelman Syndrome
PENN
Others
NCH / PENN
MPS Franchise
Mepsevii™ (vestronidase alfa) (Japan Only)*
Next Generation MPSIIIA
PENN
MPSIIIB
PENN
LEGEND
ODD - Orphan Drug Designation
RPD - Rare Pediatric Disease Designation
PRIME - Priority Medicines Designation
BTD - Breakthrough Therapy Designation

*Exclusive license from Ultragenyx for Japanese rights to Mepsevii™, investigator-sponsored trial in Japan underway

Amicus Therapeutics

Introduction8 2020 Key Strategic Priorities x 2 3 x 4 x 5Maintain strong financial positionx

Introduction9 2021 Key Strategic Priorities 1Achieve double-digit Galafold growth and revenue of at least $300M+ 2 BLA and MAA filings for regulatory approvals 3 4 5Maintain strong financial position

Galafold® (migalastat) Global Launch… …taking a leadership role in the treatment of Fabry disease “We push ideas as far and as fast as possible” - Amicus Belief Statement

Galafold is an orally delivered small molecule precision medicine with a unique mechanism of action for Fabry patients with amenable variants that replaces the need for intravenously delivered ERT One of the Most Successful Rare Disease Launches 1,384 Amenable Mutations Included in the Label ~$261M 2020 Galafold Revenue* 300M+ FY21 Global Galafold Revenue Galafold is indicated for adults with a confirmed diagnosis of Fabry Disease and an amenable variant. The most common adverse reactions reported with Galafold (≥10%) were headache, nasopharyngitis, urinary tract infection, nausea and pyrexia. For additional information about Galafold, including the full U.S. Prescribing Information, please visit https://www.amicusrx.com/pi/Galafold.pdf. For further important safety information for Galafold, including posology and method of administration, special warnings, drug interactions and adverse drug reactions, please see the European SmPC for Galafold available from the EMA website at www.ema.europa.eu. *Preliminary and unaudited Continue Expan in 2021 40+ Countries with Regulatory Approvals 348 nable Variants in U.S. Label

Growth remains strong with Q4 revenue of $70M and FY 2020 revenue of $261M1 Quarterly Galafold Sales Year-over-Year Sales Growth $49M $55M $61M$62M $70M1 +1% +42% $261M1 $182M 3Q194Q191Q202Q203Q204Q20 2019Operational GrowthFX Impact2020 2019 vs 2020 1Preliminary and unaudited

2020 exceeded revenue goals even with COVID related disruptions to healthcare systems FY20 Strength Reflects Continued Strength with 1,400+ Treated Patients ▪Fundamentally transformed global business to a hybrid model (virtual/in-person) and achieved majority of pre-COVID call volume ▪Achieved estimated 49%+ global market share of treated amenable patients* ▪Multiple regulatory and reimbursement approvals including Poland, Hungary, Greece, Luxembourg, Argentina and Iceland continue to lay strong foundation for future growth ▪Demographics: Global mix of switch (60%) and previously untreated patients (40%) ▪Continue to support diagnostic initiatives to drive a shorter pathway to diagnosis *Market share based on reported global Fabry sales for the calendar year ending 3Q20 and assumes a 35% amenability rate

Amicus was able to fully transform its commercial model to adapt to a new environment and achieve a substantial majority of pre-COVID touchpoints Conducted HCP research to understand their needs and best channels to utilize Retrained team members on Fabry disease to ensure that virtual calls were impactful Global work to bring external programs and initiatives under one digital umbrella All affiliates are trained and fully utilizing digital channels for external communication Well positioned for continued success in 2021

Galafold: Precision Medicine for Fabry Disease15 Outlook for 2021 Continued double-digit Galafold revenue growth to at least $300 million in 2021 Galafold Continues Strong Launch Performance & Cornerstone of Amicus Success •2020 execution lays a solid foundation and global demand remains strong with continued growth anticipated in 2021 and beyond •New Galafold patient additions slowed in Q4 due to COVID reemergence and resulting in increased lag time between patient identification and treatment initiation •In 2021, project double-digit revenue growth with new patient starts to be at least consistent with 2020 •Expect higher patient adds and revenue growth in the second half of 2021 as COVID impact eases •Continue to see greater than 90% compliance and adherence rates globally

Galafold: Precision Medicine for Fabry Disease 16

Galafold Opportunity

With inherent Fabry market growth and our work to improve screening and diagnosis, Galafold has the potential to drive $1B+ annual revenue at peak

$91M
2018
1st year of launch in major geographies

~$261M*
2020
Continued momentum across geographies

$500M+ Projected Revenue
2023
Driven by:
Market penetration in existing and new markets
Continued uptake into diagnosed, untreated market

$1B+ Opportunity
Peak
Durable growth in underlying Fabry disease diagnosis drives longer-term projections

Strong IP protection through orphan drug acts in U.S. and EU, as well as multiple patents

*Preliminary and unaudited

Amicus Therapeutics

Galafold: Precision Medicine for Fabry Disease 17

Galafold Long-Term Opportunity

With inherent Fabry market growth and our work to improve diagnosis and screening of this underdiagnosed and misdiagnosed disorder, Galafold has the potential to drive $1B+ annual revenue at peak

~15,000+
Total Diagnosed Fabry Patients[1]

~9,000+
Total Treated Fabry Patients



~3,000+ — T_x
Treated Amenable Patients
Patients on a Fabry therapy with a genetic mutation that is amenable to Galafold treatment

~6,000+ — D_x
Diagnosed Untreated Patients[2]
Patients with a Fabry diagnosis who are not currently on any treatment

~1,400+ — R_x
Galafold Patients on Therapy
Patients who are currently on Galafold as a treatment for their Fabry disease

Diagnostic Initiatives


No-cost Testing
High Risk Screening
Newborn Screening
Digital
Population Screening

1. Management estimates excluding China, India and other non-commercial countries. 2. Company estimates 35% up to 50% of diagnosed untreated patients have an amenable variant

Amicus Therapeutics

AT-GAA: Next Potential Standard of Care for Pompe Disease “We encourage and embrace constant innovation” - Amicus Belief Statement

AT-GAA for Pompe Disease19 Pompe Disease Overview Pompe disease is a severe and fatal neuromuscular disease and one of the most prevalent lysosomal disorders with very high unmet medical need 5,000 – 10,000+ patients diagnosed WW1; newborn screening suggests underdiagnosis Age of onset ranges from infancy to adulthood Patients on current standard of care decline after ~2 years Respiratory and cardiac failure are leading causes of morbidity and mortality Deficiency of GAA leading to glycogen accumulation and cellular dysfunction Symptoms include muscle weakness, respiratory failure and cardiomyopathy ~$1B+ global Pompe ERT sales2 1. National Institute of Neurological Disorders and Stroke (NIH). 2. Based on calendar year ending September 30, 2019. Exchange rate as of 1/6/19. Source: Sanofi Press Releases

AT-GAA for Pompe Disease20 AT-GAA: Foundation in Protein Engineering Amicus scientists created a uniquely glycosylated and highly phosphorylated ERT (AT-GAA) that significantly enhances targeting to key muscles affected

AT-GAA for Pompe Disease21 Pompe Patient Experience in Phase 1/2 Clinical Study (ATB200-02) Highly differentiated mechanism of action demonstrated compelling Phase 1/2 results showing strong and durable effects in patients out to two years 6-Min Walk Test (m) Change at Month 12 (n=101) Mean (SD) Change at Month 24 (n=91,2) Mean (SD) Cohort 1 ERT-Switch Ambulatory 397.2 (96.8) +23.9 (52.2) +42.2 (46.5) +36.4 (60.5) CohortBaseline (n=5)Change at Month 6 (n=5) Mean (SD) Change at Month 12 (n=5) Mean (SD) Change at Month 24 (n=5) Mean (SD) Cohort 3 ERT-Naïve 399.5 (83.5) +41.8 (29.4) +63.1 (29.1) +60.7 (36.5) FVC (% Predicted) Change at Month 12 (n=93) Mean (SD) Change at Month 24 (n=82,3) Mean (SD) Cohort 1 ERT-Switch Ambulatory* 52.6 (14.7) -1.2 (4.0) -3.0 (6.0) +0.9 (4.9) CohortBaseline (n=5)Change at Month 6 (n=5) Mean (SD) Change at Month 12 (n=5) Mean (SD) Change at Month 24 (n=5) Mean (SD) Cohort 3 ERT-Naïve 53.4 (20.3) +4.4 (5.6) +4.6 (8.8) +6.8 (6.8) Data from interim analysis 8. 1 One patient in Cohort 1 discontinued after 18 weeks due to burden of travel; baseline value is not shown for this patient. 2One patient in Cohort 1 discontinued from study before Month 24. 3Baseline FVC not available for 1 patient in Cohort 1

AT-GAA for Pompe Disease22 PROPEL (ATB200-03) Study Design Phase 3 exceeded enrollment and last patient, last visit complete with data expected in 1Q2021 – Highly powered for success and supports a broad label 52-Week Primary Treatment Period (Double-Blind) 2:1 Randomization AT-GAA •PROPEL pivotal study over-enrolled with data expected in 1Q2021 Participants with Late-Onset Pompe Disease n=123 59 WW Clinical Sites Bi-Weekly Standard of Care Bi-Weekly Long-Term Extension (Open-Label) •Study includes ERT-switch and ERT-naïve patients •FDA and EMA agreed upon primary endpoint of 6MWD, an integrated measure of disease progression that evaluates both cardiopulmonary and musculoskeletal systems Primary Endpoint: 6-Minute Walk Test at Week 52; Multiple Secondary Endpoints

AT-GAA for Pompe Disease23 AT-GAA: Key Takeaways AT-GAA for Pompe Advances Toward Approval as “Crown Jewel” of Amicus Portfolio •PROPEL study last patient, last visit complete with data expected 1Q2021 •Breakthrough Therapy Designation and Promising Innovative Medicine designation highlight unmet need in Pompe disease •Rolling BLA submission initiated with the U.S. FDA and on track for submission in 1H2021; EU MAA filing expected 2H2021 •Expanded Access Program for infantile-onset Pompe patients underway •Process performance qualification (PPQ) runs with our partners at WuXi have been successfully completed for the drug substance and drug product •Peak revenue potential of $1B-$2B, with exclusivity well into 2030s

Amicus Gene Therapy Pipeline “We have a duty to obsolete our own technologies” - Amicus Belief Statement

Gene Therapy Pipeline25 A World Leading Gene Therapy Company image image Gene Therapy Center of Excellence 3 Industry Leading Collaborations 9 Active Clinical and Preclinical Programs 50+ Rare Disease Indications 70+ Dedicated Scientists Discovering, developing and applying Amicus protein engineering experience to next-generation gene therapies With key experts in the field at University of Pennsylvania, Nationwide Children’s Hospital and Sanford Research Across devastating neurologic and lysosomal disorders, including human proof of concept data in CLN6 Batten Rights to most lysosomal disorders and 12 larger rare diseases Driving innovative science

CLN6 Batten Disease Gene Therapy Encouraging interim data show a meaningful effect in slowing disease progression at 24 months in devastating early childhood disease that is 100% fatal 1.0 Time to Unreversed 2-point Decline in the HML Aggregate Score 0.9 Probability of no decline in HML score 0.7 0.6 0.5 0.4 0.3 0.2 0.1 0.0 Treated Subjects NH Subjects Hazard ratio: 0.160 ( 95% CI, 0.021 – 1.238) Log-rank p-value=0.0354 0481216202428323640 Months Treated Subjects 877 NH Subjects 1613 12 10 854 10 M+L, motor and language. NH, natural history. aThe efficacy analysis included all patients with 24-month HML data (8 of 13 treated patients in the study). b24-month HML data are available for 16 of 17 patients in the natural history cohort derived from a retrospective CLN6 natural history study conducted by Emily de los Reyes, MD (ClinicalTrials.gov Identifier: NCT03285425). Data cutoff March 13, 2020.

Amicus Protein Engineering Technologies for Lysosomal Targeting Preclinical POC established for multiple engineered lysosomal targets for optimal expression, secretion, stability and/or cell targeting [Novel SS] [Novel SS] Non-Transduced cell •Proof of concept established for Pompe (GAA), Fabry (GLA), CLN1 (PPT1) [Targeting motif][Targeting motif] Novel SS •Enhances targeting of therapeutic proteins to lysosome and uptake/cross-correction of neighboring non-transduced cells

Gene Therapy Pipeline Update: CLN1 Batten Disease Initial preclinical proof of concept data demonstrate that Amicus-engineered constructs prevent accumulation of substrate material at lower doses versus wild type CLN1 Batten Disease Overview •Infantile-onset form of Batten with high unmet need •Disease onset between 1-3 years of age with rapid loss of motor function, language and vision with mortality before age 10 •Estimated prevalence of 1,000-2,000 children in addressable commercial markets •Strong strategic fit with Amicus Batten franchise CLN1 KO Mouse: Thalamus Accumulated Substrate Material (ASM) Untreated (vehicle) AAV-WT CLN1 AAV-Engineered CLN1 #1 AAV-Engineered CLN1 #2 high mid low •Provides preclinical proof of concept for improved potency with Amicus-engineered transgene •Additional proof of concept studies planned for 2021 to support IND candidate selection

Amicus plans to initiate a program to leverage our protein engineering to construct an optimized AAV gene therapy approach in Angelman Syndrome Angelman Syndrome Overview •Severe neurodevelopmental disorder resulting in severe cognitive, motor and language impairment and seizures •Caused by mutations in ubiquitin-protein ligase E3A (UBE3A) in neurons •Disease onset in childhood with survival into late adulthood •Estimated 30,000+ patients in addressable commercial markets •No current disease modifying treatment •Significant opportunity for a one-time AAV gene therapy to restore UbE3A activity leveraging Amicus protein engineering Amicus Engineering Approach: Angelman

Amicus will build, staff and operate its own Gene Therapy Manufacturing Center of Excellence to become one of the leading, global gene therapy manufacturers •Manufacturing and process science capabilities and capacity in gene therapy will be crucial for Amicus success •Work underway towards Amicus first clinical manufacturing and process development facility •Experience in complex biologics manufacturing and quality control provide critical expertise

Gene Therapy Pipeline31 Gene Therapy: Updates & Key Takeaways Portfolio of Gene Therapy Programs and Technologies Provides Foundation for Future •CLN6 Phase 1/2 interim data have shown positive impact with potential to become first approved gene therapy for fatal brain disease in children •Initial data from the CLN3 Batten disease Phase 1/2 study in 1Q21 •Manufacturing on track to initiate next clinical studies in CLN6 and CLN3 using material from planned commercial process •Preclinical POC in CLN1 demonstrates ability to continue leveraging protein engineering capabilities towards new targets •Progressing manufacturing and IND-enabling work for Fabry and Pompe gene therapy programs •Additional data and potential IND candidate disclosed across multiple preclinical programs this year •Continued foundational gene therapy discovery and research activities across 50+ diseases

Financial Summary “We are business led and science driven” - Amicus Belief Statement

Financial Outlook33 Financial Outlook: Key Takeaways •Galafold revenue in 2020 was ~$261 million, exceeding the Company’s guidance •Non-GAAP operating expense guidance for 2021 is expected to remain flat at $410 million to $420 million –Driven by disciplined expense management and continued investment in the global Galafold launch, AT-GAA clinical studies and advancing our gene therapy pipeline •Current cash position is sufficient to achieve self-sustainability without the need for future dilutive financing

34 Key Takeaways Recent successes across our science, clinical, regulatory and commercial efforts position us for the future Galafold Continues Strong Launch Performance and Cornerstone of Amicus Success AT-GAA for Pompe Advances Toward Approval as “Crown Jewel” of Amicus Portfolio Portfolio of Gene Therapy Programs and Technologies Provides Foundation for Future Cash Position Sufficient to Achieve Self-Sustainability without the Need for Future Dilutive Financing

ThankYou